UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2003

REPTRON ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-23426	38-2081116
(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

           (Address of principal executive offices)            (Zip Code)

(813) 854-2351

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1  Press Release, dated May 21, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On May 21, 2003, Reptron Electronics, Inc. issued a press release announcing its results of operations for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC. (Registrant)

Date: May 22, 2003	By:	/s/ Paul J. Plante
Paul J. Plante President, Chief Operating Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 21, 2003.